UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2004

Concord Communications, Inc.

(Exact name of registrant as specified in charter)

Massachusetts (State or other jurisdiction of incorporation)	0-23067 (Commission File Number)	04-2710876 (IRS Employer Identification No.)

400 Nickerson Road, Marlboro, Massachusetts (Address of principal executive offices)	01752 (Zip Code)

Registrant’s telephone number, including area code: (508) 460-4646

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     As previously announced on December 15, 2004, Concord Communications, Inc. (“Concord”) signed a definitive agreement to acquire privately-held Vitel Software, Incorporated, a Massachusetts corporation (“Vitel Software”).

     On January 5, 2005, Concord completed its acquisition of Vitel Software.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD COMMUNICATIONS, INC.
Date: January 6, 2005	By:	/s/ Melissa H. Cruz
Melissa H. Cruz
Executive Vice President of Business Services, Chief Financial Officer and Treasurer

3